Exhibit 99.2

© 2021 Athena Gold. All rights reserved. 1 CSE: ATHA | OTCQB : AHNR New High - Grade Gold Discovery in the Walker Lane M AY 2023 : AHNR : ATHA

DISCLAIMER

This presentation of Athena Gold Corporation (the "Company") is for information only and shall not constitute an invitation or offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities. It has been provided solely to assist the recipient in evaluating the Company. This presentation is not, nor is it to be construed under any circumstances as a prospectus, a public offering of securities, or an offering memorandum as defined under any applicable securities legislation. This presentation does not contain all of the information that would normally appear in an offering document registered under applicable securities laws.

This presentation should not be construed as legal, financial or tax advice to any person, as each person's circumstances are different. Readers should consult with their own professional advisors regarding their particular circumstances.

In making an investment decision, investors must rely on their own examination of the Company, including the merits and risks involved. The Company's securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or by any state securities commission or regulatory authority, nor have any of the foregoing authorities or any Canadian provincial securities regulator passed on the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements and forward-looking information (collectively, "forward-looking statements") within the meaning of applicable Canadian and U.S. securities legislation, including the *United States Private Securities Litigation Reform Act of 1995* concerning the business, operations and financial performance and condition of the Company. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future capital expenditures and financings (including the amount and nature thereof), anticipated content, commencement, and cost of exploration programs in respect of the Company's projects and mineral properties, anticipated exploration program results from exploration activities, the discovery and delineation of mineral deposits, resources and/or reserves on the Company's projects and mineral properties, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Often, but not always, forward looking information can be identified by words such as "pro forma", "plans", "will", "expects", "may", "should", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", "believes", "potential" or variations of such words including negative variations thereof, and phrases that refer to certain actions, events or results that may, could, would, might or will occur or be taken or achieved.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking information. Such risks and other factors include, among others, the ability of the Company to obtain sufficient financing to fund its business activities and plans, operating and technical difficulties in connection with mineral exploration and development and mine development activities for the Company's projects generally, including the geological mapping, prospecting and sampling programs for the Company's projects, actual results of exploration activities, including the estimation or realization of mineral reserves and mineral resources, the timing and amount of estimated future production, costs of production, capital expenditures, the costs and timing of the development of new deposits, the availability of a sufficient supply of water and other materials, requirements for additional capital, future prices of precious metals, tantalum and lithium, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, possible variations in ore grade or recovery rates, possible failures of plants, equipment or processes to operate as anticipated, accidents, labour disputes and other risks of the mining industry, delays in obtaining governmental and regulatory approvals (including of any applicable stock exchange), permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID-19, including the impact of COVID-19 on the Company's business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, hedging practices, currency fluctuations, title disputes or claims limitations on insurance coverage and the timing and possible outcome of pending litigation, environmental issues and liabilities, risks related to joint venture operations, and risks related to the integration of acquisitions, as well as those factors discussed under the heading "Risk Factors" in the Company's most recent continuous disclosure filing available on the EDGAR filing system at www.sec.gov.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking information in this presentation or incorporated by reference herein, except as otherwise required by law.

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QUALIFIED PERSON

Don Strachan, CPG, is a Qualified Person as defined by National Instrument 43-101 *Standards of Disclosure for Mineral Projects* ("NI 43-101"), has approved the scientific and technical information concerning the Company discussed in this presentation. Mr. Strachan is independent of the Company.

CAUTIONARY NOTE TO UNITED STATES INVESTORS

The Company has prepared the disclosure in this investor presentation, and the technical report titled "*Technical Report On The Excelsior Springs Property Esmeralda County, Nevada, USA*" and authored by Doyle Kenneth Brook Jr. (the "Technical Report") has been prepared, in accordance with National Instrument 43-101 *Standards of Disclosure for Mineral Projects* ("NI 43-101") of the Canadian Securities Administrators and the Canadian Institute of Mining, Metallurgy and Petroleum (the "CIM") - CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended (the "CIM Standards"). NI 43-101 is a rule developed by the Canadian Securities Administrators, which established standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. The terms "mineral reserve", "proven mineral reserve" and "probable mineral reserve" are Canadian mining terms as defined in accordance with NI 43-101 and the CIM Standards. These definitions differ materially from the definitions in the SEC Industry Guide 7 ("SEC Industry Guide 7") under the *United States Securities Act of 1933*, as amended (the "U.S. Securities Act"). Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report mineral reserves, the three-year historical average price is used in any mineral reserve or cash flow analysis to designate mineral reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority. The terms "mineral resource", "measured mineral resource", "indicated mineral resource" and "inferred mineral resource" are defined in and required to be disclosed by NI 43-101 and the CIM Standards; however, these terms are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. The Company may use certain terms, such as "Measured Mineral Resources", "Indicated Mineral Resources", "Inferred Mineral Resources" and "Probable Mineral Reserves" which differ materially from the definitions in SEC Industry Guide 7 under the U.S. Securities Act. U.S. Investors are cautioned not to assume that all or any part of mineral deposits in these categories will ever be converted into Mineral Reserves. In addition, "reserves" reported by the Company in the future under Canadian standards may not qualify as reserves under SEC standards. Under SEC standards, mineralization may not be classified as a "reserve" unless the mineralization can be economically and legally extracted or produced at the time the "reserve" determination is made. Inferred mineral resources have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Historical results or feasibility models presented herein are not guarantees or expectations of future performance. The historical production referenced in the Technical Report and referred to herein is unconfirmed, and the Company believes that it provides an indication of the potential of the property and is relevant to ongoing exploration. The SEC has adopted final rules, effective February 25, 2019, to replace SEC Industry Guide 7 with new mining disclosure rules under subpart 1300 of Regulation S-K of the U.S. Securities Act (the "SEC Modernization Rules"). The SEC Modernization Rules replace the historical property disclosure requirements included in SEC Industry Guide 7. As a result of the adoption of the SEC Modernization Rules, the SEC now recognizes estimates of "measured mineral resources", "indicated mineral resources" and "inferred mineral resources". In addition, the SEC has amended its definitions of "proven mineral reserves" and "probable mineral reserves" to be substantially similar to international standards. The SEC Modernization Rules will become mandatory for U.S. reporting companies beginning with the first fiscal year commencing on or after January 1, 2021.

CONFIDENTIAL INFORMATION

This presentation is confidential and is being provided to you solely for your information and may not be reproduced, in whole or in part, in any form or forwarded or further distributed to any other person. Any forwarding, distribution or reproduction of this document in whole or in part is unauthorized. By accepting and reviewing this presentation, you acknowledge and agree (i) to maintain the confidentiality of this document and the information contained herein, (ii) to protect such information in the same manner you protect your own confidential information, which shall be at least a reasonable standard of care, and (iii) to not utilize any of the information contained herein except to assist with your evaluation of the Company.

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© 2021 Athena Gold. All rights reserved.
CSE: ATHA | OTCQB: AHNR

© 2021 Athena Gold. All rights reserved. CSE: ATHA | OTCQB : AHNR 4 Geochemical signatures and mineralization indicate adjacent or nearby intrusion - related gold deposits, per Dr. Richard Sillitoe and others. WHY ATHENA GOLD ? Expanding a shallow, high - grade, oxide gold discovery in Nevada. A large untested IP geophysical anomaly provides additional exploration potential. Experienced technical team with a proven track record in exploration, development and production. Tier - 1 mining jurisdiction with active gold producers . Market capitalization is only US $ 7.5 million.

5 Excelsior Springs is a new discovery in Nevada's famous Walker Lane trend where a gold rush is under way. Feb 2022 Centerra Acquires Goldfield Project ~ US$206M Mar 2022 Kinross – Strategic investment in Eastside Project. Sep 2020 Jun 2022 Augusta Gold Acquires Bullfrog Mine ~ $ 52 M (100% basis), then Reward ($45M ) Jan 2022 Sep 2022 AngloGold acquires Corvus Gold $450M, then Coeur’s Project for $150 M

HISTORY

EACH OPERATOR HAS ADVANCED THE PROJECT AND DRILLED EXTENSIONS OF GOLD MINERALIZATION.


TE.

STRIKE NEW VEIN IN THE BUSTER MINE

Reno Gazette-Journal (Reno, Nevada), 13 Nov 1908

Period	Event
Late 1800s	Unverified, historic production of 19,200 oz Au (18,000 tons at 1.2 oz Au/ton (37.3g Au/T)
1960s & 1970s	Efforts to re-timber shafts and attempts at small scale mining
1986	Great Pacific Resources (11 RC holes)
1988	Lucky Hardrock JV (12 RC holes)
2005 - 2007	Walker Lane Gold (22 RC holes)
2008 -2010	Evolving Gold (8 RC holes). Nubian Resources leased the property in 2010.
2011 - 2015	Global Geoscience & Osisko Mining (31 RC holes & Geophysics). Turned back to Nubian Resources in 2015.
2020 - Present	Athena Gold (20 RC Holes). Discovers Western Slope High-Grade Gold Zone.

Total holes drilled to date = 104. Fifty-one holes were drilled in the Buster mineral zone and mainly on the eastern patent where historic underground mining was located. Fifty-three holes were drilled in the Far East, Far West, and Western Slope Zones on unpatented claims.

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7 OTCQB : AHNR CSE: ATHA | OTCQB : AHNR © 2021 Athena Gold. All rights reserved. 7 SIGNIFICANT GRADES AND THICKNESSES IN HISTORIC DRILL HOLES The Excelsior Springs Project was acquired based on these significant thick, high - grades at shallow - depths; strong exploration potential; and a data base including 84 RC holes drilled from 1986 through 2015. Most of the old holes were angled toward the north. Athena is having better success drilling angled holes toward the south. Hole Interval Gold Depth Meters No. Meters G/T From To TA-03 16.8 1.34 1.5 18.3 TA-11 15.2 1.52 0 15.2 88-02 6.1 3.69 10.7 16.8 88-06 27.4 2.49 0 27.4 88-08 38.1 0.93 0 38.1 EX-02 33.5 2.73 70.1 103.6 EX-13 15.2 2.48 0 15.2 EX-15 30.5 0.87 19.8 50.3 EX-18 6.1 5.44 42.7 48.8 EX-30 17.2 2.38 71.6 94.5 GE-08 22.9 3.3 93 105.2 GE-14 24.4 1.09 9.1 33.5 * Highest Au G/T x Feet product of 300 in the 84 old holes. *

EXCELSIOR SPRINGS ATHENA's FLAGSHIP PROJECT

Land Position
Two patented claims and 200 unpatented mining claims on U.S. BLM lands (4,000 acres or 1,619 ha).

New Drill Targets
A relatively shallow IP anomaly. Larger and deeper geophysical surveys are planned.

DH GE14 has 80 feet of 1.1 g Au/t at only 30 feet deep; and is 300 m east of the WSZ.

DH GE26 from 335 to 1000 feet had anomalous gold and nine elements indicating proximity to intrusive bodies. (1,200 m east of the WSZ)



DH
GE 26
Two Patents
Western Slope
Zone (WSZ)
DH
GE 14
Southwest IP
Anomaly
Claim
Boundary
NORTH
0
500
1,000
Meters
Scale: 1:24,000
UTM NAD 1927 zone 11N meters
Athena BLM Claims
Athena Patented Claims
Western Slope Zone
South Ridge Thrust Fault
Athena Gold Corporation
Excelsior Springs Project
Western Slope Zone
Gradient Array / IP Survey
Esmeralda County Nevada
T4-5S R39-40E

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9 Western Slope Discovery Key Intercepts 1 Hole Az Dip Au Ag Au G/T Cu Pb Zn ID From To Thick From To Thick 0 0 G/T G/T x Feet % % % Ft M Spring 2022 DB-23 140 250 110 42.7 76.2 33.5 180 50 5.15 8.9 567 0.03 0.27 0.27 400 121.9 Incl. 140 195 55 42.7 59.4 16.8 10.03 17.3 0.08 0.81 0.79 Incl. 140 175 35 42.7 53.3 10.7 15.35 26.5 0.00 0.02 0.02 Fall 2022 22-01 130 220 90 39.6 67.1 27.4 162 60 6.05 17.4 544 2 0.07 0.29 0.48 300 91.4 Incl. 130 165 35 39.6 50.3 10.7 10.20 30.8 0.17 0.64 1.14 255 300 45 77.7 91.4 13.7 4.97 14.4 224 2 0.07 0.82 1.00 22-02 135 185 50 41.1 56.4 15.2 197 55 4.49 27.3 225 0.06 0.38 0.55 300 91.4 Incl. 145 175 30 44.2 53.3 9.1 7.29 44.2 0.09 0.62 0.87 225 250 25 68.6 76.2 7.6 1.20 7.7 30 0.02 0.23 0.22 1 Intercept Cutoff Criteria: Grade ≥ 0.20 g Au/t. Mineral interval ≥ 20 feet. G xT ≥ 4.00. Waste within mineral intervals ≤ 20 feet. Waste between mineral intervals ≥ 20 feet. 2 Total hole GxT at 768 is the highest on the property Intervals, Feet Intervals, Meters Hole Depth

© 2021 Athena Gold. All rights reserved. CSE: ATHA | OTCQB : AHNR 1 0 WESTERN SLOPE DISCOVERY The Western Slope has the 3 thickest, high - grade mineral intervals on the Project. As the deepest hole was only drilled to 120m, potential at greater depth is good. The nearest holes to the west along strike are 450 feet away, in addition to the intercept in GE 14 1,000 feet east - south - east. Buster Zone Boundary of XS Boundary of XS 446,830 m E ? ? ?

11 WESTERN SLOPE Cross Section Hole Ft Au g/t DB-23 110 5.2 Incl. 55 10.0 Incl. 35 15.4 22-01 90 6.0 Incl. 35 10.2 22-01 45 5.0 22-02 50 4.5 Incl. 30 7.3 22-02 25 1.2 GE-08 40 3.3 Key Intercepts

12 ATHENA’S INFLECTION POINT 2023 SPRING DRILLING • The high - grade intercepts in the three discovery holes support taking bigger step - outs of new holes, initially along strike and later down dip. • The indicated azimuth of the strike is 80 degrees east and 260 degrees west. The Western Slope cross - section shows the high - grade occurring in a near vertical zone. • Presence of significant arsenic, bismuth, molybdenum, antimony, and tellurium contents in the mineral zones indicates proximity to intrusive stocks and dikes. • Mineralization is open at depth in the Western Slope, Buster and Far East Zones. • Several other targets have been identified and will be drilled after fully exploring the Western Slope Zone and possible extensions toward hole GE14 and beyond.

1 3 OTCQB : AHNR CSE: ATHA | OTCQB : AHNR © 2021 Athena Gold. All rights reserved. 1 3 An XRF hand - held analytical device was tested on drill cuttings in the field and laboratory and rapidly measured significant base metals that strongly correlate with certified gold and silver assays. As a result, this tool is planned for use during upcoming programs to confirm or re - position the drilling of subsequent holes. In 1986, an initial metallurgical bottle roll test on a composite of 11 drill cutting samples from the Buster Zone were ground to – 80 mesh and achieved recoveries of 92% of the gold and 77% of the silver. This composite contained 4.9 g Au/t. Much additional sampling and testing is needed to advance the Project, including heap leach column tests on various ore types and grades. Field Analytics and Metallurgy

© 2021 Athena Gold. All rights reserved. 1 4 CSE: ATHA | OTCQB : AHNR Past President of Redwood Microcap Fund, Inc.(1985 - 2005). Increased shareholder value by 6X under his stewardship. President of Athena Gold since 2010 - Managed Langtry Silver project and developed NI 43 - 101 compliant resource of over 60 million oz Ag 20+ years in private and offshore banking heading up international desks in London, Zurich and Johannesburg. A MCom from the University of Fribourg in Switzerland and currently a director and the chair of the Audit Committee of Nubian Resources Ltd. John Power CHIEF EXECUTIVE DIRECTOR Markus Janser DIRECTOR Management & Directors John Hiner DIRECTOR A licensed geologist (Washington, 2002 ) with a history of 45 + years with several major mining companies exploring for geothermal energy, precious metals and industrial minerals . Currently a director of Golden Lake Exploration Inc . (since 2018 ) and an independent consulting exploration geologist . Ty Minnick CFO A CPA with 29 years experience as an accountant and controller, including 9 years as a CFO beginning with Bullfrog Gold Corp from 2011 - 2020 and continuing with Athena Gold in 2021 . Responsible for accounting, auditing, tax returns and SEC filings in the US and Canada .

© 2021 Athena Gold. All rights reserved. 1 5 CSE: ATHA | OTCQB : AHNR A seasoned Professional Mining Engineer, developer, operator and senior executive with 59 years experience, including : CEO of Bullfrog Gold Corp ( 2011 - 2020 ) . Drove the 2015 acquisition of Barrick Gold’s lands and developed 525 , 000 ounces of gold M&I resources in the Bullfrog Mine . Hired Ty Minnick as CFO in 2011 . Spearheaded a dual listing on the Canadian Securities Exchange in 2019 . Sr . Vice President, Hycroft Resources ( 1987 - 1992 ) during construction and four years of operations . Also served as General Manager on site for 2 years . Forty - two years of Board experience with eleven US and Canadian public mining companies David Beling, P.E. STRATEGIC ADVISOR & SR. CONSULTANT Credited with the Louvicourt base metal discovery in Val d'Or, Quebec as Senior Project Geologist for Aur Resources in 1989. Co - founded what is now Wesdome Gold Mines in 1994 and developed the Eagle River, Edwards, Mishi and Kiena gold mines as VP of Exploration. Over 20 years Board and executive management experience. Professional Geoscientist and a Fellow of the Society of Economic Geologists. Graduated from Queen's University (BSc honours, 1982) and McGill University (MScA, 1984). George Mannard, P.Geo TECHNICAL ADVISOR Accomplished Advisors

1 6 OTCQB : AHNR CSE: ATHA | OTCQB : AHNR © 2021 Athena Gold. All rights reserved. 1 6 CAPITAL STRUCTURE Millions May 1, 2023 150.6 Issued Shares 30.0 Float 40.0 Warrants 5.0 Options and RSU’s 190.6 Fully Diluted Common Shares US $7.5M Market Capitalization US $0.05 Current Price $0.05 - $0.21 52 - Week Trading Range 46,000,000 shares Management Ownership 55,000,000 shares Nubian Resources : AHNR TRADING ON THE CSE AS OF OCTOBER 18, 2021 : ATHA

Athena Gold Corporation 2010 - A Harbison Dr., PMB #312, Vacaville, CA USA 95687 For more information: John Power Athena CEO T: +1 (707) 291 6198 E: johnpower@athenagoldcorp.com CSE: ATHA | OTCQB : AHNR